                                                                  Exhibit 10.6
                                                                  CONFORMED COPY



                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 11, 2001 among NORTEL NETWORKS LIMITED and the BANKS listed on the signature pages hereof (the "Banks").

                              W I T N E S S E T H :

         WHEREAS, Nortel Networks Limited (formerly Nortel Networks Corporation) and the banks parties thereto have heretofore entered into a 364 Day Credit Agreement dated as of April 12, 2000 among Nortel Networks Limited, the banks and co-agents parties thereto and J.P. Morgan Canada, as Administrative Agent (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement to provide for the extension of the termination date for an additional period of less than one year and to make certain other changes, as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendment of Section 1.01 of the Agreement. (a) The definition of "Reference Banks" in Section 1.01 of the Agreement is amended to delete "Bank of America, N.A.,".

          (b) The definition of "Termination Date" in Section 1.01 of the Agreement is amended to replace "April 11, 2001" with "April 10, 2002".

         SECTION 3. New Administrative Agent; Related Changes. The Agreement is amended to replace "J.P. Morgan Canada" everywhere it appears with "Morgan Guaranty Trust Company of New York, Toronto Branch"; provided that in the definitions of the "Base Rate" and "Canadian Prime Rate" in Section 1.01 of the Agreement, "J.P. Morgan Canada" shall be replaced with "Morgan Guaranty Trust Company of New York". Section 7.08 of the Agreement is amended to insert, after the words "Canadian chartered bank", the words "or authorized foreign bank to which the restrictions and requirements set forth in Section 524(2) of the Bank Act (Canada) do not apply".

         SECTION 4. Departing Bank; Total Commitments. National Bank of Canada hereby ceases to be a party to the Agreement as amended hereby and a "Bank" for all purposes thereof. The aggregate amount of the Commitments under the Agreement as amended hereby is $400,000,000, and each Bank's Commitment under the Agreement as amended hereby is the amount set forth opposite its name on the signature pages hereof.

         SECTION 5.  Governing Law.   This Amended and Restated Credit
Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Administrative Agent shall have received:

          (a) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) an opinion of Nicholas J. DeRoma, Chief Legal Officer of the Company, substantially in the form of Exhibit A hereto; and

          (c) all documents the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Agreement as amended by this Amended and Restated Credit Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.


                                       NORTEL NETWORKS LIMITED


                                       By: /s/ J. M. Doolittle
                                           -----------------------------------
                                       Title: Assistant Treasurer


                                       By: /s/ K. B. Stevenson
                                           -----------------------------------
                                       Title: Treasurer

                                      BANKS

         By signing below, each Bank confirms that it is a resident of Canada for the purposes of withholding tax pursuant to Part XIII of the Income Tax Act of Canada.

COMMITMENT

$15,375,000                                 MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK,
                                               TORONTO BRANCH


                                            By /s/ Dennis R. Wilczek
                                               --------------------------------
                                               Title: Vice President


$9,500,000                                  THE CHASE MANHATTAN BANK,
                                                TORONTO BRANCH


                                            By /s/ Christine Chan
                                               --------------------------------
                                               Title: Authorized Representative


                                            By /s/ Drew McDonald
                                               --------------------------------
                                               Title: Authorized Representative


$15,000,000                                 ABN AMRO BANK CANADA

                                            By /s/ Yvon J. Jeghers
                                               --------------------------------
                                               Title: Group Vice President


                                            By /s/ David Moore
                                               --------------------------------
                                               Title: Group Vice President


$15,000,000                                 CITIBANK CANADA


                                            By /s/ Samuel Shih
                                               --------------------------------
                                               Title: Vice President



$15,000,000                                 DEUTSCHE BANK CANADA


                                            By /s/ Robert A. Johnston
                                               --------------------------------
                                               Title: Vice President


                                            By /s/ Jens Lohmueller
                                               --------------------------------
                                               Title: Vice President



$15,000,000                                 CREDIT SUISSE FIRST BOSTON
                                                CANADA


                                            By /s/ Peter Chauvin
                                               --------------------------------
                                               Title: Vice President


                                            By /s/ Alain Daoust
                                               --------------------------------
                                               Title: Director



$65,000,000                                 ROYAL BANK OF CANADA


                                            By /s/ Geoffrey Scott
                                               --------------------------------
                                               Title:  Senior Manager



$65,000,000                                 TORONTO DOMINION BANK


                                            By /s/ Grant Wice
                                               --------------------------------
                                               Title: Vice President



$15,000,000                                 BANK OF MONTREAL


                                            By /s/ Sean Gallaway
                                               --------------------------------
                                               Title: Associate
                                                      Asset Portfolio Management



$15,000,000                                 THE BANK OF NOVA SCOTIA


                                            By /s/ Paul Phillips
                                               --------------------------------
                                               Title: Director



$30,000,000                                 CANADIAN IMPERIAL BANK OF
                                                COMMERCE


                                            By /s/ David J. Cohen
                                               --------------------------------
                                               Title: Director


                                            By /s/ A. J. Waller
                                               --------------------------------
                                               Title: Executive Director



$20,000,000                                 HSBC BANK CANADA


                                            By /s/ Judi Wood
                                               --------------------------------
                                               Title: Vice President
                                                      Corporate Banking Group


                                            By /s/ Andrew Gregg
                                               --------------------------------
                                               Title: Senior Manager
                                                      Corporate Banking Group



$70,000,000                                 SOCIETE GENERALE (CANADA)


                                            By /s/ Georges Benay
                                               --------------------------------
                                               Title: Director



$10,625,000                                 BANK OF AMERICA CANADA


                                            By /s/ Jeffrey A. Armitage
                                               --------------------------------
                                               Title: Vice President
                                                      Corporate Investment
                                                      Banking


$9,500,000                                  BANK OF TOKYO-MITSUBISHI
                                                (CANADA)


                                            By /s/ D. C. A. Frost
                                               --------------------------------
                                               Title: Senior Vice President



$10,000,000                                 MIZUHO BANK CANADA


                                            By /s/ Campbell McLeish
                                               --------------------------------
                                               Title: Group Vice President



$5,000,000                                  SUMITOMO MITSUI BANKING
                                                CORPORATION OF CANADA


                                            By /s/ Alfred Lee
                                               --------------------------------
                                               Title: Vice President



$0                                          NATIONAL BANK OF CANADA


                                            By /s/ K. M. Gufler
                                               --------------------------------
                                               Title: Senior Manager


                                            By /s/ Bill Wasson
                                               --------------------------------
                                               Title: Senior Manager



Total Commitments

$400,000,000

                                                                       EXHIBIT A



                                   OPINION OF
                             COUNSEL FOR THE COMPANY


                                              April 11, 2001


To the Banks and the Administrative Agent
  Referred to Below
c/o J. P. Morgan Canada, as Administrative Agent
Royal Bank Plaza, South Tower
22nd Floor
Toronto, Ontario M5J 2J2

Dear Sirs:

         I am the Chief Legal Officer of Nortel Networks Limited (the "Corporation") and give this opinion pursuant to Section 6(b) of the Amended and Restated Credit Agreement dated as of April 11, 2001 among the Corporation and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, the banks and co-agents parties thereto and J. P. Morgan Canada, as Administrative Agent (as in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         In rendering this opinion, I have assumed:

                  (a) the signatures on the documents I have examined are originals; and

                  (b) with respect to the valid and binding nature of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes and the delivery of the Amended and Restated Credit Agreement, the laws of the State of New York are the same as the laws of Canada.

         The opinions expressed herein are subject to the following qualifications:

                  (a) enforceability of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally;

                  (b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

                  (c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

                  (d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty.

         In expressing the opinions stated in (a), (b) and (c) below, I have relied exclusively upon the opinion of Blair F. Morrison, Assistant Secretary of the Corporation, dated the date hereof (the "Opinion"), a copy of which is attached hereto as Schedule A. The opinions expressed herein are limited in scope to the matters addressed in the Opinion, and to the extent any such opinion is stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exception, the opinions expressed herein in reliance on such opinion are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exception. I have reviewed the Opinion and found it to be satisfactory in form and scope to address the matter for which it has been relied upon by me herein.

Upon the basis of the foregoing, I am of the opinion that:

         1. The Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         2. The execution and delivery by the Corporation of the Amended and Restated Credit Agreement and the performance by the Corporation of the Amended Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, and
(iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         3. Each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Corporation and each Note constitutes a valid and binding obligation of the Corporation, in each case enforceable in accordance with its terms.

         4. To the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement, or which in any manner draws into question the validity of the Amended Credit Agreement.

                                                Yours truly,

                                                Nicholas J. DeRoma
                                                Chief Legal Officer

                                                                      Schedule A

Nortel Networks Limited
8200 Dixie Road, Suite 100
Dept. 0019, GMS 036/NO/172
Brampton, Ontario Canada L6T 5P6
Tel:
Fax:
E-mail:
www.nortelnetworks.com







April 11, 2001



Mr. N.J. DeRoma
Chief Legal Officer
Nortel Networks Limited
8200 Dixie Road, Suite 100
Brampton, Ontario
L6T 5P6

Dear Sir:

I am Assistant Secretary of Nortel Networks Limited (the "Corporation"). I understand that you will rely on this opinion letter in connection with the delivery of your opinion pursuant to Section 6(b) of the Amended and Restated Credit Agreement dated as of April 11, 2001 among the Corporation and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, the banks and co-agents parties thereto and J.P. Morgan Canada, as Administrative Agent (as in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

I have examined originals or copies, certified ort in connection with the aforementioned delivery of your opinion letter (including as an attachment to your opinion) in connection with the Amended and Restated Credit Agreement and is not to be used, circulated or quoted or otherwise referred to for any other purpose.

                                    Yours truly,


                                    Blair F. Morrison
                                    Assistant Secretary